Putnam
Master
Intermediate
Income Trust

SEMIANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "During the six periods in the past decade when U.S. government bonds lost more than 2%, junk bonds beat government bonds every time, while international bonds went five for six. A portfolio that included a fund representing each bond type would've outperformed government bonds in each instance. Those who can't be bothered with picking several types of bond funds might consider a multisector bond fund . . . the best choice for one-stop diversification."

                                         --  Morningstar Investor, April 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

11 Portfolio holdings

26 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Global diversification, astute currency strategies, and careful security selection all contributed to Putnam Master Intermediate Income Trust's positive performance during the semiannual period ended March 31, 1997. Supervision of such a diverse, multinational portfolio requires a depth and breadth of expertise your fund's management team is superbly equipped to provide.

I am pleased to announce the addition of Kenneth J. Taubes and Gail A. Attridge to that team. Ken becomes the fund's lead manager and will oversee the taxable investment grade sector. He has been managing funds at Putnam for nearly six years. Before joining Putnam, Ken was employed by United States Trust Company of Boston, Home Owners Savings Bank, and Bank of New England, N.A. He has 15 years of investment experience. Gail came to Putnam in 1993 from Keystone Custodian Funds, prior to which she was employed by County NatWest Securities Asia and Data Resources/McGraw-Hill. She has 12 years of investment experience. She will manage the fund's emerging markets securities.

In the following report, your fund's managers discuss overall results for the fiscal year and then review prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 21, 1997



Report from the Fund Managers
Kenneth J. Taubes, lead manager
Jennifer E. Leichter
D. William Kohli
Gail A. Attridge

For most of the first half of Putnam Master Intermediate Income Trust's fiscal year, U.S. financial markets enjoyed a continuing trend of steady growth, falling interest rates, and low inflation. In March, however, the tables turned. In the midst of a sharply declining U.S. stock market, the Federal Reserve Board raised short-term interest rates by a quarter percentage point in what appeared to be the first in a series of interest-rate increases.

Both the stock market correction and the rate increase -- a much-anticipated preemptive move by the Fed designed to keep inflation in check -- were viewed as necessary events in an economy that may have been overheating. Fortunately they were also events for which your fund's portfolio was strategically positioned. Anticipating this changing environment, we began to adjust the portfolio's allocations in February, taking a more defensive position in the U.S. government sector of the portfolio and trimming back exposure to the high-yield market. High-yield bonds tend to mirror the direction of the stock market, and so this move enabled us to cushion the fund against the expected stock market correction. Meanwhile, the international sector, specifically investments in European countries, produced attractive results through most of the period. For complete performance information, see page 9 of this report.

* TELECOMMUNICATIONS AND MEDIA STRONG IN HIGH-YIELD SECTOR

Even with the cutback, the high-yield sector, or sleeve, still made a handsome contribution to the fund's performance over the period. Because we began reducing exposure before the stock market correction began, we were able to realize gains on most of the sales. In addition, this sector still includes some of the fund's best-performing holdings.

Among the period's strongest performers were bonds of competitive local exchange carriers, or CLECs -- smaller telephone companies that compete with the large telephone providers, such as the Bell operating companies, within local markets. CLECs benefited substantially from the Telecommunications Act of 1996, which allowed them to enter local markets on a much wider basis. Also contributing stellar performance were bonds of foreign cellular companies, which are profiting from consumers who use cellular telephones as a replacement for traditional wire-line telephones. These companies are especially profitable in countries such as Venezuela and Brazil, where it is difficult to get wire-line phones installed. At the close of the period, the fund maintained a relatively heavy weighting in telecommunications, an industry that we believe has positive fundamentals and strong long-term potential.

Broadcasting was another industry to profit from the Telecommunications Act of 1996. Passage of this legislation allowed for ownership of multiple radio and television stations, which boosted the value of many broadcasting companies poised for expansion. Two examples in the fund's portfolio are Chancellor Broadcasting Company, which owns and operates about 50 stations in more than a dozen major markets, and SFX Broadcasting, Inc., which owns and provides programming for 80 AM and FM radio stations in southern United States. Just after the close of the semiannual period, SFX announced the acquisition of three more stations in Indiana. While these holdings, along with others discussed in this report, were viewed favorably as of March 31, 1997, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP FIVE COUNTRY ALLOCATIONS (INTERNATIONAL SECTOR)]

TOP FIVE COUNTRY ALLOCATIONS*
(INTERNATIONAL SECTOR)

Germany                       9.1%

France                        6.6%

United Kingdom                6.5%

Canada                        1.7%

Australia                     1.5%

Footnote reads:
* Based on net assets as of 3/31/97. Holdings will vary over time.

Outdoor advertising -- or billboards -- was another profitable sector for the fund's high-yield portfolio. One example is Universal Outdoor, Inc., which operates over 30,000 displays in 23 markets in the Midwest, in the Southeast, and on the East Coast. Universal, which performed well, recently completed its acquisition of Klein Outdoor Advertising, Inc., a privately held company based in New Jersey. In the gaming sector of the high-yield holdings, Argosy Gaming Company was a standout. Argosy operates several riverboat casinos in the Midwestern and Southeastern United States and is building a new riverboat casino and entertainment complex near Cincinnati.

* CONTINUED EMPHASIS ON MORTGAGE-BACKED SECURITIES

The taxable investment grade sector of the portfolio consists primarily of mortgage-backed securities and U.S. Treasuries, in varying proportions. Throughout the semiannual period, we maintained a relatively heavy weighting of mortgage-backed securities, which have been offering higher yields and greater potential price appreciation than U.S. Treasury holdings and appear likely to do so for some time.

Please note that this portion of the portfolio was formerly known as the U.S. government securities sector. Within this sector, the fund has always had the flexibility to invest in investment-grade bonds as well as U.S. government securities, and we believe the new name is a more accurate reflection of its strategy.

The emphasis on mortgage-backed securities remains in place as we begin the second half of the year. However, in February, anticipating that the Fed would begin to tighten monetary policy, we began shifting the sector into a more defensive position. We sold a significant portion of intermediate-term Treasury securities in favor of a combination of cash and 10-year Treasuries. This configuration, known as a barbell strategy, emphasizes the shorter and longer ends of the yield curve in order to shorten the average maturity of the portfolio. We established this positioning while maintaining the fund's intermediate focus -- limiting the long end of the barbell to 10-year Treasuries rather than to holdings with longer maturities. This barbell positioning can be beneficial in a period of rising interest rates. We took the same approach with the fund's mortgage-backed securities, swapping current-coupon mortgages -- which had performed very well -- for a combination of shorter-duration high-coupon mortgages and long-term mortgage securities. This defensive configuration was still in effect at the close of the period.

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR*

HIGH-YIELD BONDS
Midland Funding Corp.
Stater Brothers
Columbia/HCA Healthcare Corp.

FOREIGN BONDS
United Kingdom Treasury bonds
Federal Republic of Germany bills
France Treasury notes

U.S. GOVERNMENT OBLIGATIONS
Government National Mortgage Association, 7.5%
Government National Mortgage Association, 7%
Federal National Mortgage Association, 7.5%

Footnote reads:
* Based on net assets as of 3/31/97. Portfolio holdings will vary over time.

* INTERNATIONAL FOCUS SHIFTS TO CORE EUROPE

Early in the fiscal year, the fund's international sector profited from holdings in higher-yielding markets in Europe, such as Italy, Spain, and Sweden. We had focused on bonds in these peripheral regions rather than in core Europe because of the attractive yields they offered. These countries had been making significant efforts to rein in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, Italy, Spain, and Sweden made significant reductions in their inflation levels -- which resulted in lower bond yields. As yields declined, the fund's holdings in these markets benefited from price appreciation.

Toward the middle of the period, we began to reduce the fund's position in peripheral Europe, taking profits and shifting the portfolio's focus toward core European markets, such as Germany and France. This positioning was successful, as the higher-yielding markets later declined while bonds from core Europe proved less volatile and delivered strong performance.

Keeping a low exposure to Japanese bonds had helped the fund's performance during much of fiscal '96. Unfortunately this was not the case during the first half of fiscal '97, as Japanese bonds performed better than we had expected. Toward the end of the period, while many world bond markets declined in response to the U.S. market decline, Japanese bonds began to rally. In fact, Japan's bond market became one of the top-performing bond markets of the period.

* OUTLOOK: POTENTIAL FOR MORE RATE INCREASES

In bond markets around the world, we expect a modest acceleration in economic growth with low inflation during 1997. In the United States, we expect that concern about inflation may cause a series of interest-rate increases throughout the year. At the same time, we anticipate a modest acceleration in economic growth. We believe that the fund's portfolio is positioned appropriately for this environment and that its multisector strategy will allow it to continue to take advantage of opportunities in fixed-income markets around the world.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Master Intermediate Income Trust is designed for investors seeking high current income and relative stability of net asset value through U.S. government, high-yield, and international fixed-income securities with limited maturities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
                                                                   Market
                                               NAV                  price
--------------------------------------------------------------------------
6 months                                     2.78%                  4.12%
--------------------------------------------------------------------------
1 year                                       8.64                  10.36
--------------------------------------------------------------------------
5 years                                     56.50                  42.42
Annual average                               9.37                   7.33
--------------------------------------------------------------------------
Life of fund (4/29/88)                     121.49                   82.4
Annual average                               9.32                   6.97
--------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                         Lehman Bros.   Salomon Bros.
                           Govt.          Non-U.S.    First Boston   Consumer
                         Intermediate    World Govt    High-Yield     Price
                          Bond Index     Bond Index       Index       Index
------------------------------------------------------------------------------
6 months                     2.29%         -3.78%         5.95%       1.39%
------------------------------------------------------------------------------
1 year                       4.75          -0.25         11.66        2.76
------------------------------------------------------------------------------
5 years                     36.71          57.45         70.03       14.86
Annual average               6.45           9.51         11.20        2.81
------------------------------------------------------------------------------
Life of fund                96.93          96.96        165.37       36.64
Annual average               7.90           7.90         11.57        3.56
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97
------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------
Number                                6
------------------------------------------------------------------------------
Income                             $0.312
------------------------------------------------------------------------------
Capital gains                          --
------------------------------------------------------------------------------
  Total                            $0.312
------------------------------------------------------------------------------
Share value                  NAV            Market price
------------------------------------------------------------------------------
9/30/96                     $8.58             $7.500
------------------------------------------------------------------------------
3/31/97                      8.47              7.500
------------------------------------------------------------------------------
Current return               NAV            Market price
------------------------------------------------------------------------------
End of period
Current dividend rate1      7.37%              8.32%
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or Market price at end of period.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Bros. Government Intermediate Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and 9.99 years.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
March 31, 1997 (Unaudited)


CORPORATE BONDS AND NOTES  (35.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising  (0.1%)
------------------------------------------------------------------------------------------------------------
 $       50,000  Adams Outdoor Advertising, Ltd. sr. notes 10 3/4s, 2006                        $     52,750
        250,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                   248,750
                                                                                              --------------
                                                                                                     301,500

Aerospace and Defense  (0.6%)
------------------------------------------------------------------------------------------------------------
        250,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                              267,500
        465,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                    476,625
        300,000  Howmet Corp. sr. sub. notes 10s, 2003                                               319,500
        100,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                         103,750
        600,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                             594,000
        185,000  Tracor, Inc. 144A sr. sub. notes 8 1/2s, 2007                                       177,600
                                                                                              --------------
                                                                                                   1,938,975

Agriculture  (0.6%)
------------------------------------------------------------------------------------------------------------
      1,380,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon Ser. B,
                   zero % (11 1/2s, 9/1/00), 2005 ++                                               1,007,400
        787,737  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 [2 DBL. DAGGERS]              827,124
                                                                                              --------------
                                                                                                   1,834,524

Apparel  (0.2%)
------------------------------------------------------------------------------------------------------------
        165,000  Anvil Knitwear Inc. 144A sr. notes 10 7/8s, 2007                                    160,050
         85,000  GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                                          82,875
        125,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                       125,000
        170,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                    171,700
                                                                                              --------------
                                                                                                     539,625

Automotive Parts  (0.5%)
------------------------------------------------------------------------------------------------------------
        300,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                          301,500
        248,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                               272,800
        150,000  Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                       165,000
        230,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                        232,300
        210,000  DRA Inc. 144A notes 11 1/2s, 2004 [2 DBL. DAGGERS]                                  212,100
        250,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005                                     128,750
        210,000  Key Plastics Corp. 144A sr. sub. notes 10 1/4s, 2007                                208,425
         60,000  Titan Wheel International Inc. sr. sub. notes 8 3/4s, 2007                           59,100
                                                                                              --------------
                                                                                                   1,579,975
Beverages  (0.1%)
------------------------------------------------------------------------------------------------------------
        310,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                            311,550

Broadcasting  (1.9%)
------------------------------------------------------------------------------------------------------------
        250,000  Affinity Group sr. sub. notes 11 1/2s, 2003                                         262,500
        605,000  Capstar Broadcasting 144A sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                                 320,650
        100,000  Chancellor Broadcasting Corp. sr. sub. notes 9 3/8s, 2004                            98,000
        750,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                              487,500
      1,150,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                              1,230,500
        100,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                               94,000
        120,000  Jacor Communications, Inc. company guaranty 9 3/4s, 2006                            120,000
        250,000  New City Broadcasting Corp. sr. sub. notes 11 3/8s, 2003                            277,500
        200,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                          216,000
        929,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                        891,840
        700,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                         731,500
        210,000  Spanish Broadcasting Systems 144A sr. notes 11s, 2004                               208,950
        220,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                       191,400
      1,248,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon
                   3.8s, (16s, 6/15/99), 2004 ++                                                   1,135,680
         95,000  TV Azteca S.A. 144A sr. notes 10 1/2s, 2007 (Mexico)                                 92,562
                                                                                              --------------
                                                                                                   6,358,582

Building Products  (0.6%)
------------------------------------------------------------------------------------------------------------
        400,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                        449,000
        650,000  Schuller International Corp. sr. notes 10 7/8s, 2004                                705,250
        500,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                    535,000
        248,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B,
                   zero % (12 3/4s, 6/1/99), 2004 ++                                                 208,320
                                                                                              --------------
                                                                                                   1,897,570

Building and Construction  (1.4%)
------------------------------------------------------------------------------------------------------------
        225,000  Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2006                             222,750
        115,000  Continental Homes Holding Corp. sr. notes 10s, 2006                                 119,025
        695,000  Inter-City Products sr. notes 9 3/4s, 2000                                          712,375
      1,000,000  NVR, Inc. sr. notes 11s, 2003                                                     1,062,500
        500,000  Presley Cos. sr. notes 12 1/2s, 2001                                                486,250
        800,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                   804,000
      1,100,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                       1,210,000
        110,000  Webb (Del E.) Corp. sr. sub. notes 9 3/4s, 2008                                     110,000
                                                                                              --------------
                                                                                                   4,726,900

Buses  (0.2%)
------------------------------------------------------------------------------------------------------------
        855,000  MCII Holdings sec. notes stepped-coupon zero %
                   (12s, 11/15/98), 2002 ++                                                          733,163

Business Services  (0.3%)
------------------------------------------------------------------------------------------------------------
        500,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                         482,500
        190,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                  192,375
        185,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                     199,800
                                                                                              --------------
                                                                                                     874,675

Cable Television  (3.0%)
------------------------------------------------------------------------------------------------------------
      1,891,737  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 [2 DBL. DAGGERS]             1,607,976
        500,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                                150,000
        600,000  Charter Communications International, Inc. disc. notes
                   stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                             363,000
      1,000,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                         1,000,000
        700,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 3/4s, 12/15/00), 2005 ++                                448,000
      1,000,000  Diamond Cable Communication Co. 144A sr. disc. notes
                   stepped-coupon zero % (10 3/4s, 2/15/02), 2007 ++                                 540,000
      1,403,116  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]             1,220,711
        480,000  Heartland Wireless Communications, Inc. 144A sr. notes
                   14s, 2004                                                                         216,000
      1,390,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                   zero % (11 1/2s, 2/1/01), 2006 ++                                                 861,800
        500,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                 455,000
        750,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                                 596,250
      1,740,000  Telewest Communications PLC deb. stepped-coupon zero %
                   (11s, 10/1/00), 2007 (United Kingdom) ++                                        1,131,000
        250,000  Tevecap S.A. 144A sr. notes 12 5/8s, 2004 (Brazil)                                  257,500
        115,000  TV Filme, Inc. 144A sr. notes 12 7/8s, 2004 (Brazil)                                117,366
      1,260,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                                655,200
        310,000  Wireless One, Inc. sr. notes 13s, 2003                                              201,500
                                                                                              --------------
                                                                                                   9,821,303

Cellular Communications  (2.1%)
------------------------------------------------------------------------------------------------------------
        285,000  Call-Net Enterprises sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 12/1/99), 2004 ++                                                       237,263
      1,380,000  Cencall Communications Corp. sr. disc. notes stepped-coupon
                   zero % (10 1/8s, 1/15/99), 2004 ++                                                952,200
      1,500,000  Comunicacion Celular bonds stepped-coupon zero %
                   (13 1/8s, 11/15/00), 2003 (Colombia)                                            1,035,000
        750,000  Dial Call Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/4s, 4/15/99), 2004 ++                                                540,000
        750,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                            442,500
        245,000  International Wireless Communications, Inc. sr. disc. notes
                   zero %, 2001                                                                      137,200
        775,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                   503,750
      1,045,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (11 1/2s, 9/1/98), 2003 ++                                                 815,100
        190,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                             165,300
        210,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                     174,300
      1,200,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/97), 2001 ++                                         1,224,000
        500,000  Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                                  506,250
                                                                                              --------------
                                                                                                   6,732,863

Chemicals  (0.5%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                        980,000
        105,000  Freedom Chemicals, Inc. sr. sub. notes 10 5/8s, 2006                                109,200
        500,000  ISP Holdings, Inc. 144A sr. notes 9 3/4s, 2002                                      520,000
        185,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                                113,775
                                                                                              --------------
                                                                                                   1,722,975

Computer Equipment  (0.3%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                 1,037,500

Computer Services  (0.2%)
------------------------------------------------------------------------------------------------------------
        545,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                569,525

Conglomerates  (0.5%)
------------------------------------------------------------------------------------------------------------
        985,000  Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                       1,026,863
        600,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                        601,500
                                                                                              --------------
                                                                                                   1,628,363

Consumer Durable Goods  (0.2%)
------------------------------------------------------------------------------------------------------------
        345,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon zero %
                   (14s, 11/15/01), 2006 ++                                                          186,300
        500,000  Remington Products Co. LLC. sr. sub. notes Ser. B, 11s, 2006                        415,000
                                                                                              --------------
                                                                                                     601,300

Consumer Products  (0.1%)
------------------------------------------------------------------------------------------------------------
        520,000  Interact Systems, Inc. 144A sr. notes stepped-coupon zero %
                   (14s, 8/1/99), 2003 ++                                                            280,800

Consumer Services  (0.6%)
------------------------------------------------------------------------------------------------------------
        375,000  Affinity Group Holdings 144A sr. notes 11s, 2007                                    373,125
      1,582,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                    1,748,110
                                                                                              --------------
                                                                                                   2,121,235

Containers  (0.6%)
------------------------------------------------------------------------------------------------------------
        270,000  Innova S De R.L. 144A sr. notes 12 7/8s, 2007 (Mexico)                              268,313
      1,500,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                 1,631,250
                                                                                              --------------
                                                                                                   1,899,563
Cosmetics  (0.3%)
------------------------------------------------------------------------------------------------------------
      1,415,000  Revlon Worldwide Corp. 144A sr. disc. notes zero %, 2001                            877,300

Electric Utilities  (1.3%)
------------------------------------------------------------------------------------------------------------
        335,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                            353,425
      1,000,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                 1,042,450
         85,000  Hidroelec Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)                         88,719
      1,950,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                  2,214,908
        556,807   Northeast Utilities System notes Ser. A, 8.58s, 2006                               525,604
        153,333  Northeast Utilities System notes Ser. B, 8.38s, 2005                                146,665
                                                                                              --------------
                                                                                                   4,371,771

Electronics  (0.4%)
------------------------------------------------------------------------------------------------------------
        140,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (India)                                                                      147,000
        169,861  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                    169,650
        170,559  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                               170,346
      1,350,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-
                   coupon zero % (11 1/2s, 8/15/00), 2003 (Canada) ++                                688,500
        240,000  Motors and Gears Inc. 144A sr. notes Ser. A, 10 3/4s, 2006                          243,600
                                                                                              --------------
                                                                                                   1,419,096

Entertainment  (0.4%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                   1,100,000
        275,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                              310,750
                                                                                              --------------
                                                                                                   1,410,750

Environmental Control  (0.1%)
------------------------------------------------------------------------------------------------------------
        250,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10 1/4s, 2006                     255,000

Financial Services  (0.9%)
------------------------------------------------------------------------------------------------------------
        260,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                        254,800
        115,000  Dollar Financial Group Inc. 144A sr. notes 10 7/8s, 2006                            116,725
        500,000  First Federal Financial Corp. notes 11 3/4s, 2004                                   510,000
      1,540,000  First Nationwide Holdings 144A sr. sub. notes
                   10 5/8s, 2003                                                                   1,632,400
        125,000  Imperial Credit Industries, Inc. 144A sr. notes 9 7/8s, 2007                        122,500
        200,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                          221,000
        120,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                           129,600
        125,000  Outsourcing Solutions Inc. 144A sr. sub. notes 11s, 2006                            130,625
                                                                                              --------------
                                                                                                   3,117,650

Food  (0.7%)
------------------------------------------------------------------------------------------------------------
        654,000  Del Monte Corp. notes 12 1/4s, 2002 [2 DBL. DAGGERS]                                712,860
      1,000,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                          1,057,500
         65,000  MBW Foods, Inc. 144A sr. sub. notes 9 7/8s, 2007                                     63,213
        100,000  Specialty Foods Corp. sr. sub. notes 11 1/4s, 2003 ++                                88,500
        250,000  Specialty Foods Corp. sr. notes Ser. B, 10 1/4s, 2001                               244,375
                                                                                              --------------
                                                                                                   2,166,448
Food Chains  (0.9%)
------------------------------------------------------------------------------------------------------------
      1,250,000  Southland Corp. deb. 4s, 2004                                                       896,500
      1,750,000  Stater Brothers sr. notes 11s, 2001                                               1,907,500
                                                                                              --------------
                                                                                                   2,804,000

Gaming Equipment  (0.2%)
------------------------------------------------------------------------------------------------------------
        180,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                       196,200
        650,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           568,750
                                                                                              --------------
                                                                                                     764,950

Health Care  (0.4%)
------------------------------------------------------------------------------------------------------------
        340,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                              350,200
        465,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                           452,213
        465,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                  453,375
                                                                                              --------------
                                                                                                   1,255,788

Health Care Services (--%)
------------------------------------------------------------------------------------------------------------
        105,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           104,475

Hospital Management  (0.8%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Columbia/HCA Healthcare Corp. med. term notes
                   8.05s, 2006                                                                     2,066,820
        700,000  Paracelsus Healthcare Corp. sr. sub. notes 10s, 2006                                658,000
                                                                                              --------------
                                                                                                   2,724,820

Insurance  (0.2%)
------------------------------------------------------------------------------------------------------------
        500,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                            515,000

Lodging  (0.4%)
------------------------------------------------------------------------------------------------------------
        750,000  HMH Properties, Inc. sr. notes Ser. B, 9 1/2s, 2005                                 761,250
        500,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                  507,500
                                                                                              --------------
                                                                                                   1,268,750

Media (--%)
------------------------------------------------------------------------------------------------------------
        130,000  RBS Participacoes S.A. 144A company guaranty 11s,
                   2007 (Brazil)                                                                     129,194

Medical Supplies and Devices  (0.4%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                           1,087,500
        350,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B,
                   10 3/4s, 2000                                                                     353,500
                                                                                              --------------
                                                                                                   1,441,000
Metals and Mining  (0.3%)
------------------------------------------------------------------------------------------------------------
         90,000  Acindar Industria Argentina de Aceros S.A. bonds 11 1/4s,
                   2004 (Argentina)                                                                   90,450
        210,000  Continental Global Group 144A sr. notes Ser. A, 11s, 2007                           208,950
        200,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                                         210,000
        190,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                                          197,600
        175,000  Royal Oak Mines, Inc. company guaranty Ser. B, 11s, 2006
                   (Canada)                                                                          176,750
        250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                           250,000
                                                                                              --------------
                                                                                                   1,133,750

Motion Picture Distribution  (0.7%)
------------------------------------------------------------------------------------------------------------
      1,100,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                               1,193,500
        527,700  Cinemark Mexico USA notes Ser. B, 13s, 2003 (Mexico) [2 DBL. DAGGERS]               509,231
         35,500  Cinemark Mexico USA notes Ser. D, 13s, 2003 (Mexico) [2 DBL. DAGGERS]                34,258
        400,000  Cinemark USA, Inc. notes 9 5/8s, 2008                                               400,000
                                                                                              --------------
                                                                                                   2,136,989

Networking  (0.3%)
------------------------------------------------------------------------------------------------------------
      1,735,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (13s, 6/15/00), 2005 ++                                          1,101,725

Oil and Gas  (1.6%)
------------------------------------------------------------------------------------------------------------
        185,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                        192,863
        115,000  CIA Naviera Perez Companc S.A. 144A bonds 9s, 2004
                   (Argentina)                                                                       113,850
        140,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                          144,200
         65,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                        68,250
        115,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                    117,300
        160,000  Kelley Oil & Gas Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                         164,800
        750,000  Maxus Energy Corp. global notes 9 7/8s, 2002                                        776,250
        250,000  Maxus Energy Corp. notes 9 1/2s, 2003                                               258,750
        195,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                205,725
        100,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                              105,500
        205,000  Transamerican Refining Corp. 144A 15s, 1998                                         205,000
      1,000,000  Transamerican Refining Corp. 1st mtge. stepped-coupon
                   Ser. 1, zero % (18.5s, 2/15/98), 2002 ++                                          915,000
        846,000  TransTexas Gas Corp. sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 12/16/01), 2003 ++                                                      532,980
      1,200,000  TransTexas Gas Corp. sr. secd. notes 11 1/2s, 2002                                1,314,000
                                                                                              --------------
                                                                                                   5,114,468
Packaging and Containers  (0.1%)
------------------------------------------------------------------------------------------------------------
        145,000  Printpack, Inc. sr. notes Ser. B, 9 7/8s, 2004                                      147,175
        115,000  US Can Corp. company guaranty Ser. B, 10 1/8s, 2006                                 119,600
                                                                                              --------------
                                                                                                     266,775
Paging  (0.4%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                             940,000
        500,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                           465,000
                                                                                              --------------
                                                                                                   1,405,000
Paper and Forest Products  (1.5%)
------------------------------------------------------------------------------------------------------------
        500,000  APP International Finance Co. notes 11 3/4s, 2005
                   (Netherlands)                                                                     532,500
        400,000  Domtar, Inc. notes 8 3/4s, 2006 (Canada)                                            404,000
        670,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                             686,750
        250,000  Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s,  2005                          272,500
      1,500,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                              1,500,000
      1,800,000  Riverwood International Corp. company guaranty
                   10 7/8s, 2008                                                                   1,476,000
                                                                                              --------------
                                                                                                   4,871,750

Pharmaceuticals  (0.2%)
------------------------------------------------------------------------------------------------------------
        600,000  Twin Laboratories, Inc. company guaranty 10 1/4s, 2006                              616,500

Publishing  (0.1%)
------------------------------------------------------------------------------------------------------------
        135,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                      129,600
        135,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                      130,613
         90,000  Sun Media Corp. 144A sr. sub. notes 9 1/2s, 2007 (Canada)                            85,500
                                                                                              --------------
                                                                                                     345,713

Real Estate  (0.1%)
------------------------------------------------------------------------------------------------------------
        315,000  Prime Hospitality Corp. 144A sr. sub. notes 9 3/4s, 2007                            311,850

Recreation  (2.6%)
------------------------------------------------------------------------------------------------------------
        715,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000 +                                407,550
        260,000  Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000
                   (In default) +                                                                     65,000
        485,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                        465,600
        215,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                                         208,013
        400,000  Coast Hotels & Casinos, Inc. company guaranty Ser. B,
                   13s, 2002                                                                         450,000
        370,300  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 [2 DBL. DAGGERS]            366,597
        513,970  Elsinore Corp. 144A exch. 1st mtge. 11 1/2s, 2000                                   493,411
        250,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                         245,625
      1,000,000  Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004                            820,000
        150,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                 162,000
        900,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                      895,500
      1,200,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                    1,152,000
        444,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                              448,440
        750,000  Mohegan Tribal Gaming Auth. sr notes Ser. B, 13 1/2s, 2002                          986,250
        300,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                           210,000
        425,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                  386,750
        594,000  Trump Castle Funding Corp. notes 11 1/2s, 2000                                      594,000
                                                                                              --------------
                                                                                                   8,356,736

Restaurants  (0.2%)
------------------------------------------------------------------------------------------------------------
         90,000  AmeriKing. Inc. sr. notes 10 3/4s, 2006                                              90,900
        500,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                 520,000
                                                                                              --------------
                                                                                                     610,900

Retail  (1.0%)
------------------------------------------------------------------------------------------------------------
        650,000  Guitar Center Management Co. 144A sr. notes 11s, 2006                               695,500
      1,250,000  K mart Corp. med. term notes 7.55s, 2004                                          1,133,638
        330,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                             353,100
        600,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                          624,000
        250,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                                  265,625
        135,000  Supermercados Norte 144A bonds 10 7/8s, 2004 (Argentina)                            131,288
                                                                                              --------------
                                                                                                   3,203,151

Semiconductors  (0.1%)
------------------------------------------------------------------------------------------------------------
        215,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                   10 1/8s, 2007                                                                     213,925

Shipping  (0.2%)
------------------------------------------------------------------------------------------------------------
        125,000  Newport News Shipbuilding sr. notes 8 5/8s, 2006                                    125,938
        500,000  Transport Maritima Mexicana S.A. de CV sr. notes 10s, 2006
                   (Mexico)                                                                          490,000
                                                                                              --------------
                                                                                                     615,938

Specialty Consumer Products  (0.2%)
------------------------------------------------------------------------------------------------------------
        160,000  Genesco, Inc. sr. notes 10 3/8s, 2003                                               164,800
        395,000  Sassco Fashions Ltd. 144A notes 12 3/4s, 1999                                       398,950
                                                                                              --------------
                                                                                                     563,750

Steel  (0.5%)
------------------------------------------------------------------------------------------------------------
        220,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                               216,700
      1,250,000  Ispat Mexicana, S.A. 144A notes 10 3/8s, 2001 (Mexico)                            1,253,125
                                                                                              --------------
                                                                                                   1,469,825

Supermarkets  (0.2%)
------------------------------------------------------------------------------------------------------------
        145,000  Quality Food Centers, Inc. 144A sr. sub. notes 8.7s, 2007                           139,925
        500,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                           517,500
                                                                                              --------------
                                                                                                     657,425

Telecommunications  (2.5%)
------------------------------------------------------------------------------------------------------------
      1,180,000  American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                  649,000
        290,000  Brooks Fiber Properties, Inc. sr. disc. notes stepped-coupon
                   zero % (11 7/8s, 11/1/01), 2006 ++                                                172,550
        425,000  Brooks Fiber Properties, Inc. sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/1/01), 2006 ++                                                 263,500
        285,000  Dobson Communications Corp. 144A sr. notes 11 3/4s, 2007                            285,713
        250,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                     279,375
        140,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                     138,600
      1,002,000  GST Telecommunications,Inc. company guaranty
                   stepped-coupon zero % (13 7/8s, 15/15/00), 2005 ++                                631,260
        770,000  Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                             419,650
      1,260,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                       844,200
        700,000  Intermedia Communication, Inc. sr. notes Ser. B, 13 1/2s, 2005                      789,250
        675,000  International Cabletel, Inc. 144A sr. notes 10s, 2007                               641,250
        750,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                        600,000
        605,000  Nextlink Communications, Inc. sr. notes 12 1/2s, 2006                               614,075
        525,000  Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                            519,750
        500,000  Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                  335,000
      1,300,000  Winstar Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                    767,000
        210,000  Winstar Equipment Corp. 144A company guaranty
                   12 1/2s, 2004                                                                     205,275
                                                                                              --------------
                                                                                                   8,155,448

Telephone Services  (0.2%)
------------------------------------------------------------------------------------------------------------
        400,000  Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006                                                                     404,000
        455,000  McLeod, Inc. 144A sr. disc. notes stepped-coupon zero %
                   (10 1/2s, 3/1/02), 2007 ++                                                        250,250
                                                                                              --------------
                                                                                                     654,250

Textiles  (0.7%)
------------------------------------------------------------------------------------------------------------
        750,000  Foamex (L.P.) Capital Corp. sr. sub. deb. 11 7/8s, 2004                             791,250
        105,000  Glenoit Corp. 144A sr. sub. notes 11s, 2007                                         104,344
      1,000,000  Polysindo International Eka company guaranty 13s, 2001
                   (Indonesia)                                                                     1,120,000
        395,000  Polysindo International Finance company guaranty 11 3/8s,
                   2006 (Indonesia)                                                                  423,638
                                                                                              --------------
                                                                                                   2,439,232
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $108,904,497)                            $116,383,558

FOREIGN GOVERNMENT BONDS AND NOTES  (25.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD   4,530,000  Australia (Government of) notes 8 3/4s, 2001                                   $  3,721,524
CAD   1,850,000  Canada (Government of) bonds 7s, 2006                                             1,361,807
DKK  11,140,000  Denmark (Government of) bonds 8s, 2006                                            1,904,824
DKK  11,460,000  Denmark (Government of) notes 8s, 2001                                            1,986,547
FRF  48,106,000  France Treasury notes 7s, 2000                                                    9,256,399
FRF  39,030,000  France Treasury notes 5 1/2s, 2001                                                7,136,598
FRF  29,110,000  France Treasury notes 4 1/2s, 1998                                                5,224,740
DEM   7,915,000  Germany (Federal Republic of) notes 8s, 2002                                      5,331,763
DEM   5,375,000  Germany (Federal Republic of) bonds Ser. 95,
                   7 3/8s, 2005                                                                    3,542,176
DEM   2,260,000  Germany (Federal Republic of) bonds Ser. 95,
                   6 7/8s, 2005                                                                    1,446,211
DEM   3,935,000  Germany (Federal Republic of) bonds Ser. 96,
                   6 1/4s, 2006                                                                    2,413,592
DEM   9,575,000  Germany (Federal Republic of) bonds Ser. 118,
                   5 1/4s, 2001                                                                    5,855,832
DEM  18,045,000  Germany (Federal Republic of) bills Ser. 121,
                   4 3/4s, 2001                                                                   10,777,463
USD   2,655,000  Russian Ministry of Finance notes 9 1/4s, 2001                                    2,575,350
ZAR   9,185,000  South Africa (Republic of) bonds 12s, 2005                                        1,783,374
GBP   6,665,000  United Kingdom Treasury bonds 7 1/2s, 2006                                       10,821,294
GBP   3,080,000  United Kingdom Treasury bonds 7s, 2002                                            4,973,866
GBP   2,480,000  United Kingdom Treasury bonds 6s, 1999                                            3,982,033
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $92,374,237)                                                           $ 84,095,393

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (23.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Obligations  (3.0%)
------------------------------------------------------------------------------------------------------------
 $    4,050,000  Federal Home Loan Mortgage Association 8 1/2s, TBA,
                   April 16, 2027                                                               $  4,149,954
      5,970,000  Federal National Mortgage Association 7s, TBA,
                   April 16, 2027                                                                  5,706,902
                                                                                              --------------
                                                                                                   9,856,856

U.S. Government Agency Mortgage Pass-Through Certificates  (16.6%)
------------------------------------------------------------------------------------------------------------
                 Federal National Mortgage Association
          5,959    8 1/2s, Dwarf, with various due dates from March 1, 2006 to
                   March 1, 2006                                                                       6,168
      5,493,898    8s, with various due dates from July 1, 2026 to
                   October 1, 2026                                                                 5,514,503
     10,611,800    7 1/2s, with various due dates from June 1, 2026 to
                   February 1, 2027                                                               10,412,841
      4,315,917    7s, with various due dates from April 1, 2023 to
                   March 1, 2026                                                                   4,125,718
                 Government National Mortgage Association
      6,632,115    8s, with various due dates from January 15, 2026 to
                   February 15, 2027                                                               6,659,050
     16,192,136    7 1/2s, with various due dates from February 15, 2023 to
                   February 15, 2027                                                              15,870,178
     12,072,570    7s, with various due dates from July 15, 2025 to
                   June 15, 2026                                                                  11,514,219
                                                                                              --------------
                                                                                                  54,102,677

U.S. Treasury Obligations  (3.8%)
------------------------------------------------------------------------------------------------------------
 $    3,000,000  U.S. Treasury Bonds 10 3/4s, August 15, 2005                                   $  3,713,910
                 U.S. Treasury Notes
      5,359,000    6 1/2s, October 15, 2006                                                        5,192,389
      3,475,000    5 5/8s, November 30, 1998                                                       3,434,829
                                                                                              --------------
                                                                                                  12,341,128
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $78,109,995)                                                           $ 76,300,661

UNITS  (1.8%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
            210  Advanced Radio Telecommunications units 14s, 2007                              $    228,900
            600  Australis Media, Ltd. units stepped-coupon zero %
                   (15 3/4s, 5/15/00), 2003 (Australia) ++                                           348,000
             95  Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                     1,244,500
          1,010  Colt Telecommunications Group PLC units stepped-coupon
                   zero % (12s, 12/15/01), 2006 (United Kingdom) ++                                  638,825
            475  Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                           279,656
            255  Esat Holdings Ltd. 144A units stepped-coupon zero %
                   (12 1/2s, 2/1/02), 2007 ++                                                        142,800
          1,035  Fitzgerald Gaming Co. units 13s, 2002                                               714,150
            225  Globalstar L.P. Capital 144A units 11 3/8s, 2004                                    219,375
            170  Ionica PLC units stepped-coupon zero % (15s, 5/1/02), 2007
                   (United Kingdom) ++                                                                75,650
            930  Mccaw Intl. Ltd. 144A units zero % (13s, 4/15/02), 2007 ++                          465,000
          7,220  Nextlink Communications 144A pfd. units 14s, 2009 [2 DBL. DAGGERS]                  317,680
            380  Real Time Data 144A units stepped-coupon zero %
                   (13 1/2s, 8/15/01), 2006 ++                                                       201,400
            615  RSL Communications, Ltd. 144A units 12 1/4s, 2006                                   630,375
            265  Spanish Broadcasting System 144A units 14 1/4s, 2005                                259,700
            200  Wireless One Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                         60,000
                                                                                              --------------
                 Total Units (cost $5,585,519)                                                  $  5,826,011

BRADY BONDS  (1.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 2,832,400   Argentina (Republic of) deb. 6 3/4s, 2005                                      $  2,531,458
     2,855,000   Brazil (Republic of) deb. Ser. RG, 6 7/8s, 2006                                   2,540,950
                                                                                              --------------
                 Total Brady Bonds (cost $5,066,243)                                            $  5,072,408

ASSET-BACKED SECURITIES  (1.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 1,096,000   Chemical Master Credit Card Trust Ser. 95-2, Class A,
                   6.23s, 2003                                                                  $  1,075,450
       350,000   Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                   7.67s, 2028                                                                       346,500
     2,255,000   Sears Credit Account Master Trust Ser. 95-5, Class A,
                   6.05s, 2008                                                                     2,147,888
                                                                                              --------------
                 Total Asset-Backed Securities (cost $3,726,304)                                $  3,569,838

COMMON STOCKS  (1.0%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
           150   AmeriKing, Inc. +                                                              $      7,500
        12,730   Applause Enterprises, Inc. (acquired various dates
                   from 1/17/89 to 6/7/89, cost $3,340,795) +[DBL. DAGGER]                            38,190
         2,955   Axia Inc. 144A +                                                                    147,750
        12,124   Chesapeake Energy Corp. +                                                           253,089
        16,807   Elsinore Corp. +                                                                      1,849
         5,000   Exide Corp.                                                                          81,875
        53,023   Grand Union Co. (acquired 6/20/95,
                   cost $1,711,961) +[DBL. DAGGER]                                                   188,894
         3,770   IFINT Diversified Hldgs. 144A                                                        60,320
        35,327   Lady Luck Gaming Corp. +                                                             61,822
        20,000   NEXTEL Communications, Inc. Class A +                                               267,500
           464   PMI Holdings Corp. 144A +                                                           116,000
           327   Premium Holdings L.P. +                                                               1,635
        71,533   PSF Holdings LLC Class A +                                                        1,895,625
        10,050   Specialty Foods Acquisition Corp. +                                                   2,513
         4,400   Terex Corp. Rights expiration date 5/15/02                                           22,000
                                                                                              --------------
                 Total Common Stocks (cost $8,273,343)                                          $  3,146,562

COLLATERALIZED MORTGAGE OBLIGATIONS  (1.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 1,000,000   Citicorp Mtge. Securities, Inc. Ser. 92-10, Class M, 8s, 2022                  $  1,002,220
       441,093   Resolution Trust Corp. Ser. 94-1, Class A2A, 7 3/4s, 2029                           442,196
     1,305,659   Resolution Trust Corp. Ser. 94-1, Class M1, 7.2021s, 2029                         1,277,914
       793,451   Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                 770,402
                                                                                              --------------
                 Total Collateralized Mortgage Obligations (cost $3,304,794)                    $  3,492,732

PREFERRED STOCKS  (0.8%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
           800   American Radio Systems Corp. 144A $11.375 pfd.                                 $     78,400
         6,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                         159,000
        11,716   Cablevision Systems Ser. M, $11.125 dep. shs. pfd.                                1,045,653
         2,800   Chancellor Radio Broadcasting 144A $12.00 pfd.                                      273,000
         9,600   Diva Systems Corp. Ser. C, $6.00 pfd.                                                79,200
        11,765   Fitzgeralds Gaming Co. $3.75 pfd.                                                   200,005
           340   Fresenius Medical Care Ser. D, $9.00 trust pfd.                                     333,200
         5,600   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                        543,200
                                                                                              --------------
                 Total Preferred Stocks (cost $2,929,577)                                       $  2,711,658

CONVERTIBLE BONDS AND NOTES  (0.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $   350,000   Argosy Gaming cv. sub. notes 12s, 2001                                         $    217,000
       164,000   GST Telecommunications, Inc. cv. sr. disc. notes stepped-coupon
                   zero % (13 7/8s, 15/15/00), 2005 ++                                               114,800
       290,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                      234,175
       125,000   National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                  125,781
       900,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-coupon
                   zero % (10 3/4s, 8/15/00) ++                                                      765,000
        60,000   VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                                    56,625
       650,000   Winstar Communications. Inc. 144A cv. sr. disc. notes
                   stepped-coupon zero% (14s, 10/15/00), 2005 ++                                     403,000
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $1,660,860)                            $  1,916,381

WARRANTS  (0.2%) * +
NUMBER OF WARRANTS                                                       EXPIRATION DATE               VALUE
------------------------------------------------------------------------------------------------------------
        32,500   Becker Gaming Corp. 144A                                    11/15/00          $        325
         6,825   Capital Gaming International, Inc.                          2/1/99                     273
         6,940   Cellnet Data Systems 144A                                   6/15/00                100,630
         1,500   Comunicacion Cellular S.A. 144A (acquired
                   11/17/95, cost $15,961) (Colombia) [DBL. DAGGERS]         11/15/20               105,000
         1,200   County Seat Hldgs., Inc.                                    10/15/98                    24
           500   Fitzgerald Gaming Co. 144A                                  3/15/99                     50
           770   Hyperion Telecommunications 144A                            4/15/01                 23,100
         9,768   Intelcom Group Inc. 144A                                    10/15/05               136,752
           520   Interact Systems Inc. 144A                                  8/1/03                     130
           700   Intermedia Communications 144A                              6/1/00                  14,000
           245   International Wireless Communications Hldgs.                8/15/01                      2
         1,470   Louisiana Casino Cruises, Inc. 144A                         12/1/98                 73,500
           750   NEXTEL Communications Inc.                                  4/25/99                      8
         1,840   Pagemart, Inc. 144A                                         12/31/03                11,960
         1,400   Petracom Hldgs., Inc. 144A                                  2/1/03                   9,975
         3,700   SDW Hldgs. Corp. Ser. B 144A                                12/15/06                48,100
           185   Sterling Chemicals Hldgs.                                   8/15/08                  6,475
            21   Telemedia Broadcasting Corp. 144A                           4/1/04                  15,923
           100   Wright Medical Technology, Inc. 144A                        7/1/00                  12,028
                                                                                             --------------
                 Total Warrants (cost $728,724)                                                 $   558,255

PURCHASED OPTIONS OUTSTANDING (--%) *                                     EXPIRATION DATE/
NUMBER OF CONTRACTS                                                           STRIKE PRICE             VALUE
------------------------------------------------------------------------------------------------------------
JPY 4,700,000,000  U.S. Dollars in exchange for
                    Japanese Yen (Call)                                    Apr. 97/125 JPY      $     23,970
DEM    14,100,000  U.S. Dollars in exchange for
                    Deutschemarks (Call)                                   May 97/1.69 DEM           114,210
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $147,580)                                                              $    138,180

SHORT-TERM INVESTMENTS  (9.2%) * (cost $30,044,340)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       30,039,000 Interest in $576,440,000 joint repurchase agreement dated March 31, 1997 with S.B.C. Warburg Inc. due
                   April 1, 1997 with respect to various
                   U.S. Treasury obligations -- maturity value of
                   $30,044,340 for an effective yield of 6.40%                                  $ 30,044,340
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $340,856,013) ***                                      $333,255,977
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $325,734,652.

*** The aggregate identified cost on a tax basis is $340,927,740, resulting in gross unrealized appreciation and depreciation of $7,156,548 and $14,828,311, respectively, or net unrealized depreciation of $7,671,763.

+   Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1997 was
              $332,084 or less than 1% of net assets.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     TBA after the name of a security represents to be announced securities
     (Note 1).

Diversification by Country

Distribution of investments by country of issue at Report March 31, 1997:
(as percentage of Market Value)

     Australia          1.4%

     Canada             1.6

     Denmark            1.2

     France             6.5

     Germany            8.8

     United Kingdom     6.5

     United States     68.5

     Other              5.5
                     ------
     Total            100.0%
                     ======





----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 1997
(aggregate face value $62,755,167)
                                                                           Unrealized
                                             Aggregate Face  Delivery     Appreciation/
                               Market Value       Value       Date       (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars              $ 2,764,799    $ 2,766,367     6/18/97     $  (1,568)
British Pounds                      423,297        422,387     6/18/97           910
Canadian Dollars                  5,649,315      5,746,577     6/18/97       (97,262)
Deutschemarks                    23,070,482     22,867,298     6/18/97       203,184
Italian Lira                      8,187,768      8,050,543     6/18/97       137,225
Japanese Yen                     12,310,584     12,542,404     6/18/97      (231,820)
Spanish Peseta                    4,782,769      4,766,190     6/18/97        16,579
Swedish Krona                       307,079        303,735     6/18/97         3,344
Swiss Francs                      5,284,666      5,289,666     6/18/97        (5,000)
----------------------------------------------------------------------------------------
                                                                           $  25,592

----------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at March 31, 1997
(aggregate face value $56,939,955)

                                                                            Unrealized
                                   Market     Aggregate Face  Delivery     Appreciation/
                                   Value          Value        Date       (Depreciation)
----------------------------------------------------------------------------------------

British Pounds                  $14,975,121    $14,596,161    6/18/97     $(378,960)
Danish Krone                      1,129,636      1,124,906    6/18/97        (4,730)
Deutschemarks                    16,929,483     16,792,127    6/18/97      (137,356)
French Francs                    10,644,652     10,627,140    6/18/97       (17,512)
Japanese Yen                      6,354,915      6,461,259    6/18/97       106,344
Swedish Krona                     2,087,752      2,056,407    6/18/97       (31,345)
Swiss Francs                      5,289,817      5,281,955    6/18/97        (7,862)
----------------------------------------------------------------------------------------
                                                                          $(471,421)

----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $340,856,013) (Note 1)                                              $  333,255,977
---------------------------------------------------------------------------------------------------
Cash                                                                                        718,957
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 5,344,598
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            1,845,152
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              476,502
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            229,379
---------------------------------------------------------------------------------------------------
Total assets                                                                            341,870,565

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,919,499
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         11,963,719
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                600,531
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   81,584
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                5,787
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,766
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                 922,331
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               561,231
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       75,465
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        16,135,913
---------------------------------------------------------------------------------------------------
Net assets                                                                           $  325,734,652

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $  354,481,237
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (1,352,008)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions (Note 1)                                                  (19,320,541)
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                             (8,074,036)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $  325,734,652

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($325,734,652 divided by
38,448,138 shares)                                                                           $ 8.47
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $21,963)                                              $ 14,072,499
--------------------------------------------------------------------------------------------------
Dividends                                                                                   88,785
--------------------------------------------------------------------------------------------------
Total investment income                                                                 14,161,284

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,236,424
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             205,221
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           14,498
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,518
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     12,027
--------------------------------------------------------------------------------------------------
Auditing                                                                                    27,143
--------------------------------------------------------------------------------------------------
Legal                                                                                       19,716
--------------------------------------------------------------------------------------------------
Postage                                                                                     11,161
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       11,337
--------------------------------------------------------------------------------------------------
Other                                                                                        2,794
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,543,839
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (34,131)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,509,708
--------------------------------------------------------------------------------------------------
Net investment income                                                                   12,651,576
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         5,050,279
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                (81,383)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the period                                                      (245,590)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                            (9,927,277)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (5,203,971)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $ 7,447,605
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $  12,651,576      $  24,607,379
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          4,968,896          6,323,487
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                           (10,172,867)         1,079,890
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      7,447,605         32,010,756
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (12,035,064)       (23,973,364)
----------------------------------------------------------------------------------------------------------------------
From return of capital                                                                           --           (318,440)
----------------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                              (2,214,403)        (1,917,095)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (6,801,862)         5,801,857

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     332,536,514        326,734,657
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of  $1,352,008 and $1,968,520,
respectively)                                                                         $ 325,734,652      $ 332,536,514
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                                                38,737,138         38,995,338
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                         (289,000)          (258,200)
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                                      38,448,138         38,737,138
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.






Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                    Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.58            $8.38            $8.13            $8.91            $8.71            $8.16
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .33              .63              .67              .62              .68              .74
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.13)             .19              .21             (.71)             .29              .63
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .20              .82              .88             (.09)             .97             1.37
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.31)            (.61)            (.49)            (.55)            (.68)            (.74)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income    --               --               --               --             (.09)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --             (.06)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                --             (.01)            (.14)            (.08)              --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.31)            (.62)            (.63)            (.69)            (.77)            (.82)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.47            $8.58            $8.38            $8.13            $8.91            $8.71
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                     $7.500           $7.500           $7.375           $7.250           $8.375           $8.500
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)              4.12*           10.34            10.90            (5.57)            7.89            21.13
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $325,735         $332,537         $326,735         $317,296         $347,620         $339,871
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .46*             .99             1.03              .92              .96              .98
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.79*            7.44             8.24             7.18             7.83             8.76
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            107.73*          232.90           219.63           204.92           237.63           134.43
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Total investment return does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements (Note 2).




Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. government sector, high-yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation (depreciation) of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $24,218,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                   Expiration
------------------------------------------------------------
$14,419,000                September 30, 1999
  7,035,000                September 30, 2003
  2,764,000                September 30, 2004

I) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though , as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $34,131 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $770 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $187,999,166 and $173,320,519, respectively. Purchases and sales of U.S. government obligations aggregated $153,582,632 and $168,689,473, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Share Repurchase Program

In November 1994, the Trustees authorized the fund to repurchase up to 1,950,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the six months ended March 31, 1997, the fund repurchased 289,000 shares for $2,214,403, which reflects a discount from net asset value of $289,097 or 13.1%.



Actions by the Trustees

MERGER PLAN APPROVED
The Trustees have approved a merger of another Putnam closed-end fund, Putnam Intermediate Government Income Trust, into this fund. The merger is intended to benefit the fund through reduced overall costs per share and, accordingly, higher yields resulting from the increased size of the fund. The Intermediate Government fund has approximately $525 million in assets. The transaction is scheduled to occur in October of this year. It is subject to a number of conditions and there is no guarantee it will occur.

INVESTMENT POLICY CHANGES ADOPTED

The Trustees also approved the following modifications to the fund's investment policies, effective immediately:

The fund may invest up to 65% of its assets in any of the three sectors of the fixed-income market -- (1) U.S. government and high-grade domestic corporate bonds, (2) international fixed-income securities and (3) high-yield or below-investment-grade securities -- with a minimum allocation to each sector of 15%.

Securities purchased for the international sector will no longer need a minimum rating of A. Emerging-market securities issued by governmental entities will be included in the international sector rather than, as previously, the high-yield sector. However, not more than 20% of the fund may be invested in international fixed-income securities not rated investment grade by rating agencies (or unrated securities of equivalent quality).

The fund will not invest more than 65% of its assets in securities rated below investment grade by rating agencies (or unrated securities of equivalent quality).

These changes increase the fund's flexibility to make larger allocations to the high-yield and international markets, which have grown considerably in depth and breadth since the fund was launched in 1988. The added flexibility is designed to let the fund take greater advantage of these markets when the manager believes it prudent while still maintaining the fund's character as a diversified fixed-income fund with a commitment to each sector.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Jennifer E. Leichter
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail A. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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32909-074   5/97